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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The New York Times Company:

    We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 30, 1998, appearing in the Annual Report on Form 10-K of The New York Times Company for the year ended December 28, 1997.

    We also consent to the reference to us under the heading "Experts" in such Registration Statement.

Deloitte & Touche LLP

New York, New York
September 25, 1998